Exhibit 32.3

Section 1350 Certification

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, I, Scott E. Doyle, Chief Executive Officer of Spire Alabama Inc., hereby certify that:

(a)
To the best of my knowledge, the accompanying report on Form 10-Q for the period ended March 31, 2025, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(b)
To the best of my knowledge, the information contained in the accompanying report on Form 10-Q for the period ended March 31, 2025, fairly presents, in all material respects, the financial condition and results of operations of Spire Alabama Inc.

Date:	April 30, 2025	Signature:	/s/ Scott E. Doyle
Scott E. Doyle
Chief Executive Officer

Section 1350 Certification

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, I, Brittany B. Mathis, Chief Financial Officer, Controller and Assistant Treasurer of Spire Alabama Inc., hereby certify that:

(a)
To the best of my knowledge, the accompanying report on Form 10-Q for the period ended March 31, 2025, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(b)
To the best of my knowledge, the information contained in the accompanying report on Form 10-Q for the period ended March 31, 2025, fairly presents, in all material respects, the financial condition and results of operations of Spire Alabama Inc.

Date:	April 30, 2025	Signature:	/s/ Brittany B. Mathis
Brittany B. Mathis
Chief Financial Officer, Controller and Assistant Treasurer